Exhibit 99
Investor Presentation May 2009

Today's Presenters Rick Green, President & CEO Telephone: 405.742.1802 E-mail: RickGreen@banksnb.com Kerby Crowell, Executive Vice-President & CFO Telephone: 405.742.1808 E-mail: KerbyCrowell@banksnb.com 1 www.oksb.com

Forward Looking Statements 2 This presentation includes forward-looking statements such as: statements of Southwest's goals, intentions, and expectations; estimates of risks and of future costs and benefits; expectations regarding future financial performance of Southwest and its operating segments; assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs; liquidity, contractual obligations, off-balance sheet risk, and market or interest rate risk; and statements of Southwest's ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; and a variety of other matters. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate its future results.

Corporate Profile 3 $2.9 billion financial holding company Established in 1894 IPO in 1993 Healthcare and commercial lending niche provider with proven business models Banking offices: Oklahoma, 10 Texas, 7 Kansas, 4 KANSAS OKLAHOMA TEXAS Kansas City Wichita Tulsa (2) Stillwater (3) Oklahoma City (3) Chickasha Frisco Dallas Austin San Antonio (2) Tilden Houston Hutchinson (2) Edmond

Summary 4 Headquartered in Stillwater, Oklahoma - 4th largest banking company headquartered in Oklahoma, with a significant presence in Texas and Kansas Financial holding company for Stillwater National Bank and Trust Company and Bank of Kansas and its two consulting subsidiaries, Business Consulting Group, Inc. and Healthcare Strategic Support, Inc. Established in 1894 - IPO in 1993 A regional community banking company with $2.9 billion in assets, $2.6 billion in total loans, $2.3 billion in deposits, and $234 million in common equity at March 31, 2009

5 Proven Track Record Southwest Bancorp, Inc./Stillwater National Bank Since 1894 Largest Commercial Bank in Oklahoma to survive the 80's without recapitalization or government assistance Established Healthcare Lending expertise in 1974 Established growth plan and LPO strategy in 1981 Successful Real Estate Lender for over 85 years Mature, experienced lenders, natives in their markets Experienced analysts and loan administrators with 25-40 years of economic and credit experience Diverse markets - Oklahoma, Texas, Kansas Niche lending with consistent growth - high future economic demand

6 Leadership & People Ability to attract talent critical to OKSB's success Experienced Executive Management Team Executive Position Years In Banking Years with OKSB Rick Green President, CEO 42 42 Kerby Crowell EVP, CFO 39 39 Jerry Lanier EVP, CLO 32 11 Kimberly Sinclair EVP, CAO 32 32 Chuck Westerheide EVP, Treasurer 38 12

7 Successful Growth Strategy Results Assets San Antonio Acquisition & Houston LPO $3B 1894 1982 1993 Focused Oklahoma Growth Expansion in TX and KS $0 $1B $2.9B San Antonio Austin & Kansas City Dallas & Wichita IPO Oklahoma City LPO Tulsa LPO 2002 1985 2009 2001 $2B Hutchinson Acquisition

Implemented in Texas Frisco (2002) Dallas-Preston Center (2003) Austin (2004) San Antonio (2005) Medical Hill-San Antonio (2006) Houston-LPO (2006) 8 Niche Model at Work 1st Qtr.

9 Niche Banking Model Generates Loans Primary lending targets: Healthcare Commercial Commercial Real Estate Select desirable markets Identify & recruit key, experienced senior lenders

10 Asset Growth 1st Qtr. Dollars in Billions 12.4% 5-yr CAGR

11 Portfolio Loan Growth Dollars in Billions 17.3% 5-yr CAGR 1st Qtr.

12 Loan Diversification 3/31/2009 3/31/2008 Total: $2.354 Billion Total: $2.603 Billion

13 Loan Geography 3/31/08 Total: $2.354 Billion Dollars in Millions 3/31/09

14 Proven Ability to Resolve Credits Majority of loans secured Loans generally are guaranteed by borrowing entity owners (corporately and individually) Cashflows from entities are assigned High % of debt collected

15 Differentiator = Experienced Underwriting All Senior Credit Officers have a minimum of twenty years experience in credit-related fields Credit team experience includes: National Bank Examining Bank Management Problem Loan Workout Credit Underwriting Risk Management Healthcare Specialist

1st Qtr YTD 16 Risk Trends ALLL to Portfolio Loans * * Annualized YTD Net Charge-offs

Deposit Diversification 17 3/31/08 3/31/09 Total: $2.095 Billion Total: $2.330 Billion

Deposit Geography 18 Dollars in Millions 3/31/08 Total: $2.095 Billion 3/31/09 Total: $2.330 Billion

19 Common Equity Dollars in Millions 1nd Qtr.

Regulatory Total Capital 20 1st Qtr. Dollars in Millions

21 Book Value Per Share 11.1% 5-yr CAGR 1st Qtr.

22 Questions & Discussion

Investor Presentation May 2009